Exhibit 99.1

Halozyme Raises 2025 Revenue Estimates,
Raises 2026 and Multi-Year Financial Guidance

Updates Preliminary Unaudited 2025 Estimates:
- Total Revenue of $1,385 - $1,400 million, YoY Growth of 36% to 38%1
- Royalty Revenue of $865 - $870 million, YoY Growth of 51% to 52%1

Raises 2026 Financial Guidance Ranges:
- Increases Total Revenue to $1,710 - $1,810 million, YoY Growth of 23% to 30%2
- Increases Royalty Revenue to $1,130 - $1,170 million, YoY Growth of 30% to 35%2
- Increases Adjusted EBITDA to $1,125 - $1,205 million3,4
- Increases non-GAAP Diluted EPS to $7.75 - $8.253,4

Expands Drug Delivery Opportunity with Acquisition of Surf Bio and its Hyperconcentration Technology

Conference Call Scheduled Today at 5:30am PT/8:30am ET

SAN DIEGO, January 28, 2026 -- Halozyme Therapeutics, Inc. (Nasdaq: HALO) (“Halozyme” or the “Company”) today provided a business update, including providing preliminary unaudited 2025 revenue estimates and raising full year 2026 and multi-year financial guidance. The Company also announced it acquired Surf Bio, Inc. (“Surf Bio”), a biopharmaceutical company with an innovative, biologic hyperconcentration technology seeking to transform the delivery of antibodies and biologics, in December 2025.

“Our increased multi-year guidance reflects both the strength of our core ENHANZE business and the exceptional momentum we built in 2025. In 2025, we expect royalty revenue growth to exceed 50% year‑over‑year, a clear demonstration of the strength of our business model and the durable demand for ENHANZE‑enabled products globally. In parallel, we significantly expanded new partnerships, signing three new ENHANZE collaboration and licensing agreements, one new auto-injector commercial licensing and supply agreement and two auto-injector development agreements. In addition, our partner Janssen gained global approvals for Rybrevant Faspro, the tenth ENHANZE-approved product. During 2025, we advanced our strategic growth roadmap with the acquisitions of Elektrofi and their Hypercon technology and of Surf Bio and their hyperconcentration technology. Both hyperconcentration technologies have long-duration IP into the mid-2040s. Our operational accomplishments and acquisitions broaden our drug delivery portfolio and opportunity, amplify and extend our royalty horizons, and diversify the pathways through which we create value,” said Dr. Helen Torley, President and Chief Executive Officer.

Dr. Torley added, “In the near-term, our strong 2026 total revenue expectations of 23% to 30% year‑over‑year growth underscore the strength of our royalty revenue, which is projected to exceed $1 billion in 2026, growing at 30% to 35% versus prior year. This is one year earlier than previously projected. By the end of 2026, we project we will have 15 partner programs in development and have signed three or more new drug delivery licensing agreements, expanding the reach and growing our opportunity through our diversified drug delivery portfolio. Taken together, these drivers reinforce our confidence in delivering durable revenue growth well into the 2040s and support our conviction in Halozyme’s long‑term growth profile which will deliver sustained value for shareholders.”
The Company acquired Surf Bio for an upfront payment of $300 million, subject to customary purchase price adjustments, and up to $100 million milestone payments contingent on product development and regulatory approval milestones, for a total consideration of up to $400 million.
The Surf Bio hyperconcentration technology is being developed to enable high concentrations of up to 500 mg/mL across a wide range of therapeutics, including monoclonal antibodies and small molecules, for delivery in a single auto-injector shot for at-home or in-HCP office use. These high concentration formulations are achievable using Surf Bio’s proprietary, protective excipient and spray dry approach, enabling accessible and patient-friendly subcutaneous delivery of antibodies and biologics.

Table 1. 2025 Unaudited Preliminary Revenue Estimates for the Twelve Months Ended December 31, 2025

	2025 Estimate	Expected YoY Growth[1]
Total Revenue	$1,385 to $1,400 million	36% to 38%
Royalty Revenue	$865 to $870 million	51% to 52%

Financial Outlook for 2026
The Company is raising its financial guidance for 2026. For the full year 2026, the Company expects:

•Total revenue of $1,710 million to $1,810 million, representing growth of 23% to 30% over projected 2025 total revenue, primarily driven by increases in royalty revenue and product sales from API.
•Revenue from royalties of $1,130 million to $1,170 million, representing growth of 30% to 35% over 2025.
•Adjusted EBITDA of $1,125 million to $1,205 million, including new Hypercon™ and Surf Bio investment of approximately $60 million, which was not included in prior 2026 guidance.
•Non-GAAP diluted earnings per share of $7.75 to $8.25. The Company’s earnings per share guidance includes new Hypercon™ and Surf Bio investment of approximately $60 million not included in prior 2026 guidance and does not consider the impact of potential future share repurchases.

Table 2. 2026 Financial Guidance

	Previous Guidance Range	New Guidance Range	Expected YoY Growth[2]
Total Revenue	$1,430 to $1,530 million	$1,710 to $1,810 million	23% to 30%
Royalty Revenue	$900 to $940 million	$1,130 to $1,170 million	30% to 35%
Adjusted EBITDA	$1,000 to $1,080 million	$1,125 to $1,205 million	------
Non-GAAP Diluted EPS	$6.50 to $7.00	$7.75 to $8.25	------

Footnotes:
1 Growth rates calculated from 2024 actual to low end of 2025 range and high-end of 2025 range.
2 Growth rates calculated from 2025 midpoint to low end of 2026 range and high-end of 2026 range.
3 Adjusted EBITDA and Non-GAAP Diluted EPS are Non-GAAP financial measures. See “Note Regarding Use of Non-GAAP Financial Measures” below for an explanation of these measures.
4 Including investment of approximately $60 million for Hypercon™ and Surf Bio not included in prior 2026 guidance.

Webcast and Conference Call
Halozyme will host an Investor Conference Call today, Wednesday, January 28 at 5:30am PT/8:30am ET. Pre-registration of the live call can be accessed via link here: https://registrations.events/direct/Q4I1205969. A webcast of the live call and presentation materials will be available through the "Investors" section of Halozyme's corporate website at ir.halozyme.com.

About Halozyme
Halozyme is a biopharmaceutical company advancing disruptive solutions to improve patient experiences and outcomes for emerging and established therapies.
As the innovators of ENHANZE® drug delivery technology with the proprietary enzyme rHuPH20, Halozyme's commercially validated solution facilitates the subcutaneous delivery of injected drugs and fluids, reducing treatment burden and improving convenience. ENHANZE® has touched more than one million patient lives through ten commercialized products across over 100 global markets and is licensed to leading pharmaceutical and biotechnology companies including Roche, Takeda, Pfizer, Janssen, AbbVie, Eli Lilly, Bristol-Myers Squibb, argenx, ViiV Healthcare, Chugai Pharmaceutical, Acumen Pharmaceuticals, and Merus N.V.
Halozyme is also developing partner products with Hypercon™ to expand the breadth of its drug delivery technology portfolio. Hypercon™ is an innovative microparticle technology that is expected to set a new standard in hyperconcentration of drugs and biologics that can reduce the injection volume for the same dosage and expands opportunities for at-home and health care provider administration. The addition of Hypercon™ enhances our ability to transform the patient treatment experience by enabling the creation and delivery of highly concentrated biologics, substantially broadening the scope of therapeutics that can be delivered subcutaneously. The Hypercon™ technology has been licensed to leading biopharmaceutical partners, including Janssen, Eli Lilly, and argenx.
Halozyme also develops, manufactures, and commercializes drug-device combination products using advanced auto-injector technologies designed to improve convenience, reliability, and tolerability, enhancing patient comfort and adherence. The Company has two proprietary commercial products,
Hylenex® and XYOSTED®, partnered commercial products, and ongoing development programs with Teva Pharmaceuticals and McDermott Laboratories Limited, an affiliate of Viatris Inc.
Halozyme is headquartered in San Diego, CA, with offices in Ewing, NJ; Minnetonka, MN; and Boston, MA. Minnetonka is also the site of its operations facility.

Note Regarding 2025 Preliminary Results
The financial results presented herein are preliminary, estimated, and unaudited. They are subject to the completion and finalization of the Company’s financial and accounting close procedures. They reflect management’s estimates based solely upon information available to management as of the date of this press release. Further information learned during the completion and finalization of these procedures may alter the final results. These preliminary estimates should not be considered a substitute for the financial information to be filed with the Securities and Exchange Commission on the Company’s Form 10-K for the year ended December 31, 2025 once it becomes available. There is a possibility that the Company’s financial results for the twelve months ended December 31, 2025 could vary materially from these preliminary estimates. Accordingly, you should not place undue reliance upon this preliminary information.

Note Regarding Use of Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release contains certain non-GAAP financial measures. The Company reports earnings before interest, taxes, depreciation, and amortization (“EBITDA”), adjusted EBITDA, Non-GAAP diluted earnings per share and non-GAAP diluted shares and guidance with respect to those measures, in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company calculates non-GAAP diluted earnings per share excluding share-based compensation expense, amortization of debt discounts, intangible asset amortization, one-time changes, if any, such as changes in contingent liabilities, inventory adjustments, impairment charges, and certain adjustments to income tax expense. The Company calculates non-GAAP diluted shares excluding the dilutive impact of convertible notes which is used in calculating non-GAAP diluted earnings. The Company calculates EBITDA excluding interest, taxes, depreciation and amortization. The Company calculates adjusted EBITDA excluding one-time items, if any such as changes in contingent liabilities, inventory adjustments and impairment charges. Reconciliations between GAAP and Non-GAAP financial measures are included at the end of this press release. The Company does not provide reconciliations of forward-looking adjusted measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for changes in share-based compensation expense and the effects of any discrete income tax items.
The Company evaluates other items of income and expense on an individual basis for potential inclusion in the calculation of Non-GAAP financial measures and considers both the quantitative and qualitative aspects of the item, including (i) its size and nature, (ii) whether or not it relates to the Company’s ongoing business operations and (iii) whether or not the Company expects it to occur as part of the Company’s normal business on a regular basis. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. These non-GAAP financial measures are not meant to be considered in isolation and should be read in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP, and are not prepared under any comprehensive set of accounting rules or principles. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its non-GAAP financial measures, and the Company may in the future cease to exclude items that it has historically excluded for purposes of its non-GAAP financial measures.
The Company considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what the Company considers to be its core operating performance, as well as unusual events. The non-GAAP measures also allow investors and analysts to make additional comparisons of the operating activities of the Company’s core business over time and with respect to other companies, as well as assessing trends and future expectations. The Company uses non-GAAP financial information in assessing what it believes is a meaningful and comparable set of financial performance measures to evaluate operating trends, as well as in establishing portions of our performance-based incentive compensation programs.

Safe Harbor Statement
In addition to historical information, the statements set forth in this press release include forward-looking statements including, without limitation, statements concerning the Company’s financial performance (including preliminary results for the fiscal year ended December 31, 2025 and the Company’s expected financial outlook for 2026) and expectations for future growth, profitability, revenue and product demand durability, total revenue, royalty revenue, royalty revenue duration, EBITDA, Adjusted EBITDA, and non-GAAP diluted earnings-per-share, and shareholder value. Forward-looking statements also include future plans, objectives, expectations and intentions related to the acquisitions of Elektrofi and Surf Bio, such acquisitions’ expected impact and contributions to the Company’s and combined group’s operations and financial results (including potential development and commercialization of partnered products and timing related to these events), as well as the expected benefits of the acquisitions. Forward-looking statements related to Elektrofi's and Surf Bio’s intellectual property include expectations for length of patent terms and patent expirations and the expected impact such patents may have on the duration, durability and amounts of future royalty payments the Company may receive from licensing such intellectual property. Forward-looking statements regarding the Company’s ENHANZE® drug delivery technology may include the possible benefits and attributes of ENHANZE®, its potential application to aid in the dispersion and absorption of other injected therapeutic drugs and facilitating more rapid delivery and administration of higher volumes of injectable medications through subcutaneous delivery. Forward-looking statements regarding the Company’s business may include potential growth and receipt of royalty and milestone payments driven by our partners’ development and commercialization efforts, potential new clinical trial study starts and advancement of partnered development programs, regulatory submissions and product launches, the size and growth prospects of our partners’ drug franchises, potential new or expanded collaborations and collaborative targets, and potential approvals of new partnered or proprietary products, and the potential timing of these events. These forward-looking statements are typically, but not always, identified through use of the words “expect,” “believe,” “enable,” “may,” “will,” “could,” “intends,” “estimate,” “anticipate,” “plan,” “predict,” “probable,” “potential,” “preliminary,” “possible,” “should,” “continue,” and other words of similar meaning and involve risk and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Actual results could differ materially from the expectations contained in these forward-looking statements as a result of several factors, including uncertainties concerning future matters such as market conditions, changes in domestic and foreign business, changes in the competitive environment in which the Company operates,  the expected benefits of its acquisitions of Elektrofi and Surf Bio, unexpected early expiration or termination of the patent terms for the Company's drug delivery technologies, unexpected levels of revenues, expenditures and costs, unexpected results or delays in the growth of the Company’s business, or in the development, regulatory review or commercialization of the Company’s partnered or proprietary products, regulatory approval requirements, unexpected adverse events or patient outcomes and competitive conditions. These and other factors that may result in differences are discussed in greater detail in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update forward-looking statements to reflect events after the date of this release.

Contacts:
Tram Bui
VP, Investor Relations and Corporate Communications
609-359-3016
tbui@halozyme.com

Sydney Charlton
Teneo
917-972-8407
sydney.charlton@teneo.com